Exhibit (a)(i)

[SEAL] ROSS MILLER
       Secretary of State
       206 North Carson Street
       Carson City, Nevada 89701-4299
       (775) 684 5708
       Website: secretaryofstate.biz

                ------------------------------------------------------
                Filed in the office of          Document Number
                /s/ Ross Miller                 20070827958-58
                Ross Miller                     Filing Date and Time
                Secretary of State              12/05/2007 3:14 PM
                State of Nevada                 Entity Number
                                                E0827592007-9
                ------------------------------------------------------

---------------------------------
    Articles of Incorporation
    (PURSUANT TO NRS 78)
---------------------------------

USE BLACK INK ONLY - DO NOT HIGHLIGHT       ABOVE SPACE IS FOR OFFICE USE ONLY

---------------------------------------------------------------------------------------------------------------------
1.      Name of                             Copley Fund, Inc.
        Corporation
---------------------------------------------------------------------------------------------------------------------
2.      Resident Agent                      EastBiz.com, Inc.
        Name and Street                     Name
        Address:                            5348 Vegas Drive                     Las Vegas   Nevada  89108
        (must be a Nevada address           (MANDATORY)Physical Street Address   City                Zip Code
        where process may be
        served)                             (OPTIONAL)Mailing Address            City        State   Zip Code
---------------------------------------------------------------------------------------------------------------------
3.      Shares:                             Number of shares               Par value          Number of shares
        (number of shares                   with par value:   5,000,000    per share: $1.00   without par value:
        corporation is
        authorized to issue)
---------------------------------------------------------------------------------------------------------------------
4.      Names & Addresses                   1. Irving Levine
        of the Board of                        Name
        Directors/Trustees:                 5348 Vegas Drive                     Las Vegas   NV      89108
        (each Director/Trustee              Street Address                       City        State   Zip Code
        must be a natural person            2. Albert Resnick
        at least 18 years of age;              Name
        attach additional page              5348 Vegas Drive                     Las Vegas   NV      89108
        if more than 3                      Street Address                       City        State   Zip Code
        directors/trustees)                 3. Kenneth Joblon
                                               Name
                                            5348 Vegas Drive                     Las Vegas   NV      89108
                                            Street Address                       City        State   Zip Code
---------------------------------------------------------------------------------------------------------------------
                                            The purpose of this Corporation shall be:
5.      Purpose:
        (optional - see instructions)
---------------------------------------------------------------------------------------------------------------------
6.      Name, Address                       Sherry Williams-Lamb                X /s/ Sherry Williams-Lamb
        and Signature of                    Name                                Signature
        Incorporator:                       5348 Vegas Drive                     Las Vegas   NV      89108
        (attach additional page             Address                              City        State   Zip Code
        if more than 1
        incorporator)
---------------------------------------------------------------------------------------------------------------------
7.      Certificate of                      I hereby accept appointment as Resident Agent for the above named
        Acceptance of                       corporation.
        Appointment of                      X /s/ Irving Levine                                            12/05/07
        Resident Agent:                     Authorized Signature of R. A. or on Behalf of R.A. Company     Date
---------------------------------------------------------------------------------------------------------------------

This form must be accompanyied by appropriate fees.

                                 Nevada Secretary of State Form 78 Articles 2007
                                                            Revised on: 01/01/07